UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL

INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

National Municipal Income Fund

(NYSE: AFB)

April 30, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 17, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2013. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objectives and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by AllianceBernstein L.P., (the “Adviser”). The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-6 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 33-35.

Investment Results

The table on page 7 provides performance data for the Fund and its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2013.

The Fund outperformed its benchmark for both the six- and 12-month periods. Yield curve positioning contributed positively to returns during both periods. For the six-month period, security selection contributed in the insured sector, and detracted in the water sector. For the 12-month period, security selection benefited in the leasing sector and detracted in the transportation sector.

Leverage, achieved through the usage of Tender Option Bonds (“TOBs”) and Auction Rate Preferred Shares (“Preferred Shares”), benefited the total return of the Fund for both periods. Leverage increased the overall interest rate sensitivity and interest rates for bonds generally declined, while rising slightly for certain bonds, during both periods. The Fund also used interest rate swaps for hedging purposes, which had an immaterial impact on performance for the 12-month period.

Market Review and Investment Strategy

State and local governments have taken measures to increase revenues and cut costs, and their finances generally have improved. Overall economic growth has also provided a boost. Nevertheless, many cities and states continue to face financial pressures due to increases in annual required contributions to their pension funds, which have become a rapidly growing part of their budgets.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	1

Pension costs have grown due to lower-than-expected investment returns, and the failure of many municipalities to make full contributions to their pensions as tax collections have fallen during the recession. To combat this drift, many state and local governments have been reducing their pension benefits. According to the National Conference of State Legislature, 44 states enacted reforms to their retirement plans between 2009 and mid-2012.

Within the municipal market, medium- and lower-credit-quality bonds outperformed high-grade-issues over both six- and 12-month periods, as investor demand for income remained strong. Investors were also encouraged by evidence of steadily improving credit quality. Recent data shows municipal defaults falling to 0.01% of outstanding debt during the first two months of the first quarter, compared to an already low 0.11% in 2012. The Municipal Bond Investment Team (the “Team”) continues to target opportunities to buy medium- and lower-credit quality municipal bonds in order to supplement the Fund’s income and to attempt to reduce the Fund’s interest rate exposure, should interest rates rise. The Team believes these bonds should outperform if rates rise—the U.S. Federal Reserve (the “Fed”) has historically raised rates when the economy is strong in an attempt to control inflation, and medium- and lower-credit-quality bonds have historically performed well in a strong economy.

The Team believes the Fund is well-positioned with respect to interest rate risk. The Team has generally avoided highly rated, long-maturity bonds that have significant potential for loss of principal if interest rates rise. Instead of buying highly rated bonds that are generally expected to perform in line with changes in overall yields, the Team has focused on shorter-maturity bonds that capture most of the yield of the longer-maturity bonds with less downside risk to principal. In the Team’s view, the extra yield for medium and lower credit-quality bonds is still high by historical standards. Where possible, the Team has added holdings of this type both to supplement the Fund’s income and to benefit overall performance when this extra yield, or credit spread, contracts.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2013, 18.11% of the Fund’s total investments

2	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

were in insured bonds of which 10.78% were in pre-refunded/escrowed to maturity bonds.

Since February 2008, auctions of the Preferred Shares have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares in the auctions, so that there was a loss of liquidity for the holders of the Preferred Shares. When an auction fails, the Preferred Shares pay interest on a formula-based maximum rate based on AA-commercial paper and short-term municipal bond rates. The formula used to determine the maximum rate has been using the Kenny S&P 30 Day High Grade Index (the “Kenny Index”) as the short-term municipal bond reference rate. During the reporting period Standard & Poor’s discontinued providing values for the Kenny Index, at or about which time the Fund began to use the SIFMA Municipal Swap Index as the short-term municipal bond reference rate in the formula. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. The Team continues to explore other liquidity and leverage options, including TOBs, which it has used in the past; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares, and the Team expects to continue to rely on the Preferred Shares for a portion of the Fund’s leverage exposure.

Following the financial crisis that began in 2008, major rating agencies have undertaken reviews of their methodologies for rating various types of instruments, including securities issued by closed-end funds. Moody’s Investor Service, Inc. (“Moody’s”) previously announced a revised methodology for rating closed-end fund securities and also announced that it had placed on review for possible downgrade the ratings of a large number of securities issued by closed-end funds, including the Preferred Shares issued by the Fund. On July 12, 2012, Moody’s downgraded the AAA rating assigned to the Fund’s Preferred Shares to AA as a result of its revised rating methodology. The preferred shares of a number of other funds were also downgraded by Moody’s. Under the formula used to determine the dividend rate for the Fund’s Preferred Shares, the downgrade to an AA rating had no impact on the Preferred Shares’ dividend rate, although a downgrade below AA- may result in an increase in the Preferred Shares’ dividend rate (assuming all factors used to determine the dividend rate being equal), resulting in higher leveraging costs for the Fund.

The Adviser is currently reviewing the potential implications of the downgrades of the Preferred Shares by any of the other major ratings agencies.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	3

In the Team’s view, U.S. monetary policy could create additional market uncertainty in the coming year, as the Fed may reverse certain of the measures taken as a result of the 2008 global financial crisis. The Federal Funds rate has been reduced to near zero percent and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including municipal bonds held in the Fund. When the Fed removes certain of these measures, there may be downward pressure on prices of fixed- income securities, including those held in the Fund. Additionally, higher short-term interest rates will impact the attractiveness of certain techniques used to leverage the Fund and will result in increased costs of leverage. While the Team has pursued strategies it believes should benefit the Fund’s relative returns, the timing and the reversal of QE and the potential increase of the Federal Funds rate may impact the net asset value (“NAV”) of this Fund. These and other risks to the Fund are discussed further in this report.

4	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund Shareholder Information The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily net asset values and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 45.

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risks: The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein National Municipal Income Fund (NAV)	2.16%	7.66%

Barclays Municipal Bond Index	1.78%	5.19%

The Fund’s market price per share on April 30, 2013, was $15.52. The Fund’s NAV price per share on April 30, 2013, was $15.11. For additional Financial Highlights, please see page 37.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	7

Historical Performance

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $434.2

*	All data are as of April 30, 2013. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

8	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 167.1%
Long-Term Municipal Bonds – 167.1%
Alabama – 1.9%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/19 (Pre-refunded/ETM)	$3,000	$3,706,350
Jefferson Cnty AL LT Sch Wts Series 04A 5.25%, 1/01/18-1/01/23	3,100	3,094,068
Montgomery AL BMC Spl Care (Baptist Health Montgomery) Series 04C 5.125%, 11/15/24	1,500	1,540,815

		8,341,233

Alaska – 2.3%
Alaska Intl Arpt NPFGC Series 03B 5.00%, 10/01/26	2,000	2,037,820
Alaska Muni Bond Bank Auth NPFGC Series 04G 5.00%, 2/15/14 (Pre-refunded/ETM)	1,345	1,395,074
5.00%, 2/15/14 (Pre-refunded/ETM)	1,585	1,644,010
Four Dam Pool AK Elec Series 04 5.00%, 7/01/14 (Pre-refunded/ETM)	1,035	1,090,962
5.25%, 7/01/14 (Pre-refunded/ETM)	2,195	2,320,049
5.25%, 7/01/14 (Pre-refunded/ETM)	1,385	1,463,904

		9,951,819

Arizona – 1.4%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	1,250	1,315,937
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	4,150	4,875,997

		6,191,934

California – 21.1%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	4,860	5,925,409
California GO 5.00%, 8/01/13 (Pre-refunded/ETM)	60	60,712
5.00%, 2/01/31-2/01/33	6,225	7,163,366

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.00%, 2/01/32 (Pre-refunded/ETM)	$455	$460,401
5.25%, 4/01/30	20	20,000
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37	6,000	6,204,600
Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 96A 5.30%, 7/01/21	4,000	4,247,720
Coachella Valley CA USD COP NPFGC Series 03 5.00%, 9/01/31	1,000	1,009,950
Coast CA CCD GO AGM 5.00%, 8/01/23-8/01/24(a)	11,370	12,741,776
Grossmont-Cuyamaca CCD CA GO AGC 5.00%, 8/01/22-8/01/23(a)	4,480	5,299,423
Hartnell CA CCD GO NPFGC Series 03A 5.00%, 8/01/13 (Pre-refunded/ETM)	1,155	1,168,571
La Quinta CA Fin Auth (La Quinta CA Local Agy Pool) AMBAC Series 04A 5.25%, 9/01/24	2,000	2,097,100
Los Angeles CA CCD GO Series F-1 5.00%, 8/01/28	5,800	6,665,186
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	5,700	6,755,013
Los Angeles CA Wstwtr Sys 5.00%, 6/01/26	7,000	8,298,150
Series 2012C 5.00%, 6/01/25	3,865	4,726,122
Pomona CA COP AMBAC Series 03 5.50%, 6/01/34	3,000	3,093,120
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,455	1,572,055
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) Series 2012A 5.00%, 7/01/27-7/01/28	3,885	4,651,790

10	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Pub Util Wtr Series 2012C 5.00%, 11/01/27	$8,040	$9,628,624

		91,789,088

Colorado – 4.4%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,425	2,649,716
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	2,560	2,586,393
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/25	6,865	7,448,388
Northwest Met Dist #3 CO 6.125%, 12/01/25	1,000	990,870
Park Creek Met Dist CO Series 05 5.25%, 12/01/25	3,000	3,225,750
5.50%, 12/01/30	890	955,548
Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/19(b)	1,180	590,000
6.125%, 12/01/22(b)(c)	1,970	492,500

		18,939,165

Florida – 11.2%
Florida Brd of Ed GO (Florida GO) Series 2011E 5.00%, 6/01/25	4,800	5,833,152
Florida HFC MFHR (Westlake Apts) AGM Series 02-D1 5.40%, 3/01/42	8,780	8,786,058
Florida HFC MFHR (Westminster Apts) AGM Series 02E-1 5.40%, 4/01/42	3,000	3,002,070
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011A 5.00%, 10/01/25-10/01/27	4,205	4,989,120
Jacksonville FL Cap Impt 5.00%, 10/01/28-10/01/30	15,115	18,045,405

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	$4,000	$4,302,520
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,940	1,959,187
Univ of Central FL COP NPFGC-RE Series 04A 5.125%, 10/01/24	1,325	1,349,592
Village CDD #5 FL Series 03A 6.00%, 5/01/13 (Pre-refunded/ETM)	435	439,350

		48,706,454

Georgia – 3.6%
Metro Atlanta Rapid Tran Auth GA 5.00%, 7/01/27	12,960	15,704,021

Hawaii – 2.3%
Hawaii Arpts Sys Series 2010A 5.00%, 7/01/34	5,000	5,650,250
Hawaii Dept Budget & Finance (Hawaiian Electric Co.) XLCA Series 03B 5.00%, 12/01/22	4,500	4,507,695

		10,157,945

Illinois – 9.5%
Chicago IL GO AGM Series A 5.00%, 1/01/25	380	390,807
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	4,860	4,973,821
Chicago IL Wtr 5.00%, 11/01/26	2,000	2,375,620
Cook Cnty IL SD #29 GO AGM Series 04 5.00%, 12/01/20	2,000	2,152,300
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,577	2,598,621

12	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth XLCA Series 04A 5.00%, 7/01/14 (Pre-refunded/ETM)	$1,495	$1,576,732
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	1,250	1,252,288
Illinois Toll Highway Auth Series 2013A 5.00%, 1/01/31-1/01/32(d)	10,145	11,676,689
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	1,700	1,725,092
Univ of Illinois AGM 5.25%, 10/01/26(a)	10,800	12,412,656

		41,134,626

Indiana – 0.5%
Hendricks Cnty IN GO Series 04 5.50%, 7/15/14 (Pre-refunded/ETM)	1,045	1,110,302
5.50%, 7/15/14 (Pre-refunded/ETM)	1,105	1,174,051

		2,284,353

Kansas – 0.3%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,395	1,454,064

Louisiana – 7.0%
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	4,270	4,591,659
Louisiana Gas & Fuels Tax Series 2012A-1 5.00%, 5/01/25-5/01/26	10,000	12,190,300
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	535	595,920
New Orleans LA GO NPFGC 5.00%, 3/01/18	2,285	2,430,326
5.25%, 12/01/20	1,000	1,085,450
NPFGC Series 05 5.00%, 12/01/29	2,700	2,833,623
RADIAN Series A 5.00%, 12/01/22	5,875	6,501,099

		30,228,377

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maine – 0.6%
Maine Turnpike Auth Series B 5.00%, 7/01/23	$2,000	$2,469,760

Massachusetts – 1.8%
Massachusetts Dev Fin Agy (Olin College) Series 2013E 5.00%, 11/01/38(d)	5,000	5,654,000
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	2,100	2,114,238

		7,768,238

Michigan – 7.6%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/26-5/01/27	6,045	7,071,248
Detroit MI Swr Disp NPFGC 5.25%, 7/01/22	5,000	5,451,100
Plymouth MI Ed Ctr Charter Sch 5.125%, 11/01/23	2,140	2,074,987
Wayne State Univ MI Series 2009 5.00%, 11/15/29	16,500	18,382,320

		32,979,655

Minnesota – 0.3%
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	1,200	1,227,780

Mississippi – 0.9%
Gulfport MS Hosp Fin Auth (Memorial Hosp At Gulfport) Series 01A 5.75%, 7/01/31	4,000	4,010,680

Missouri – 0.5%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	2,000	2,278,280

Nevada – 1.7%
Carson City NV Hosp RADIAN Series 03A 5.00%, 9/01/13 (Pre-refunded/ETM)	4,700	4,772,944

14	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Reno NV Spl Tax NPFGC-RE Series 02 5.375%, 6/01/32	$2,790	$2,793,432

		7,566,376

New Hampshire – 0.2%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	820	858,269

New Jersey – 2.8%
Morris-Union NJ Jt Comm COP RADIAN 5.00%, 5/01/24	5,095	5,233,431
New Jersey EDA Series 05 5.25%, 3/01/15 (Pre-refunded/ETM)	500	544,790
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2012B 5.00%, 1/01/28	5,525	6,450,659

		12,228,880

New York – 24.7%
Metropolitan Trnsp Auth NY Series 2012F 5.00%, 11/15/30	5,000	5,801,250
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/28	17,000	20,330,130
New York NY GO 5.00%, 8/01/28	1,690	1,961,025
Series 06 5.00%, 6/01/22	1,160	1,305,557
Series 2004G 5.00%, 12/01/14 (Pre-refunded/ETM)	755	810,311
5.00%, 12/01/23	845	901,218
Series 2012E 5.00%, 8/01/24	2,000	2,452,120
Series 2012F 5.00%, 8/01/26	7,510	9,035,056
Series 2012I 5.00%, 8/01/27-8/01/28	3,355	4,004,810
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	5,000	6,018,850
Series 2012FF 5.00%, 6/15/28	7,150	8,560,337
New York NY Trnsl Fin Auth Series 2007B 5.00%, 11/01/24	7,395	8,500,257

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/26(a)	$7,000	$8,170,680
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/24-6/15/27(a)	7,000	8,194,830
5.00%, 6/15/27	5,000	6,022,950
New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 05A 5.00%, 9/15/25	300	323,181
Triborough Brdg & Tunl Auth NY 5.00%, 1/01/26	10,000	12,056,700
Series 2013A 5.00%, 11/15/28	1,300	1,547,403
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,775	1,247,878

		107,244,543

North Carolina – 1.0%
Charlotte NC Arpt (Charlotte Douglas Intl Arpt) NPFGC Series 04A 5.25%, 7/01/24	2,895	3,036,652
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM 5.25%, 6/01/22	1,080	1,282,522

		4,319,174

Ohio – 2.9%
Central OH Solid Wst Auth 5.00%, 12/01/25-12/01/27	3,990	4,801,392
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(b)	1,840	1,495,938
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	5,000	5,031,200
Summit Cnty OH Port Auth 5.00%, 12/01/25	1,000	1,183,680

		12,512,210

16	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 2.6%
Forest Grove OR (Pacific Univ) RADIAN Series 2005A 5.00%, 5/01/28	$4,760	$4,908,464
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25	5,000	6,216,550

		11,125,014

Pennsylvania – 2.4%
Allegheny Cnty PA IDA (Residential Resources, Inc.) 5.00%, 9/01/21	500	514,325
Delaware Riv Port Auth PA & NJ 5.00%, 1/01/26	1,700	1,958,604
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	3,495	4,032,950
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania) 5.00%, 9/01/28	1,500	1,761,690
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(b)	1,150	910,593
Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	990	1,076,378

		10,254,540

Puerto Rico – 2.1%
Puerto Rico GO 5.25%, 7/01/23	2,625	2,643,795
Series 01A 5.50%, 7/01/19	1,705	1,834,665
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	1,000	1,050,500
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	3,370	3,441,242

		8,970,202

Rhode Island – 1.4%
Rhode Island Hlth & Ed Bldg Corp. (Times 2 Academy RI) Series 04 5.00%, 12/15/24	5,845	5,990,716

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 5.9%
Charleston SC Edl Excellence Fin Corp. 5.25%, 12/01/15 (Pre-refunded/ETM)	$2,000	$2,247,960
Dorchester Cnty SC SD #2 Lease AGC 5.00%, 12/01/29	1,600	1,807,488
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	5,450	5,887,308
South Carolina Pub Svc Auth Series 2012A 5.00%, 12/01/26-12/01/27	13,220	15,724,720

		25,667,476

Tennessee – 0.6%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,760	1,891,437
5.25%, 9/01/26	725	777,693

		2,669,130

Texas – 31.2%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	960	1,092,883
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	505	530,876
Dallas Fort Worth TX Intl Arpt Series 03A 5.25%, 11/01/25	2,000	2,039,920
Dallas TX ISD GO 6.00%, 2/15/28	2,500	3,027,625
Dripping Springs TX ISD GO 5.125%, 2/15/28	5,715	6,485,382
Fort Bend TX ISD GO Series 2009 5.00%, 2/15/27	7,560	9,050,530
Frisco TX GO NPFGC-RE 5.00%, 2/15/16 (Pre-refunded/ETM)	3,220	3,628,586
Harris City TX Toll Road (Harris Cnty TX Toll Road) Series 2012 5.00%, 8/15/30	12,080	14,260,440
Harris Cnty TX Met Trnsp Auth 5.00%, 11/01/26	4,000	4,794,880

18	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harris Cnty TX Toll Road Series 2012 5.00%, 8/15/32	$5,055	$5,913,339
Houston TX GO Series 2012A 5.00%, 3/01/26-3/01/27	12,140	14,615,316
Houston TX Util Sys Series 2011D 5.00%, 11/15/25-11/15/26	8,500	10,297,870
Lewisville TX Spl AD #2 ACA Series 05 6.00%, 10/01/25	1,100	1,170,356
Lower Colorado River Auth TX 5.00%, 5/15/13 (Pre-refunded/ETM)	30	30,048
5.00%, 5/15/13 (Pre-refunded/ETM)	45	45,072
5.00%, 5/15/13 (Pre-refunded/ETM)	10	10,016
5.00%, 5/15/13 (Pre-refunded/ETM)	25	25,038
5.25%, 5/15/13 (Pre-refunded/ETM)	70	70,118
5.25%, 5/15/13 (Pre-refunded/ETM)	10	10,017
5.25%, 5/15/13 (Pre-refunded/ETM)	55	55,093
5.25%, 5/15/13 (Pre-refunded/ETM)	85	85,144
5.25%, 5/15/13 (Pre-refunded/ETM)	125	125,211
5.25%, 5/15/25	425	426,424
Series 20022 5.00%, 5/15/13 (Pre-refunded/ETM)	25	25,040
Series 2002A 5.00%, 5/15/13 (Pre-refunded/ETM)	10	10,016
Series 2003-2 5.25%, 5/15/13 (Pre-refunded/ETM)	10	10,017
NPFGC 5.00%, 5/15/31	1,355	1,358,957
Matagorda Cnty TX Nav Dist (Centerpoint Energy Houston) Series 04 5.60%, 3/01/27	2,000	2,053,800
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28-9/01/33	2,250	2,286,668
Texas GO Series 02A 5.50%, 8/01/41	9,470	9,489,129
Series 05 5.00%, 4/01/28	8,000	8,605,760
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,720	2,068,936
Texas Trnsp Comm 5.00%, 4/01/23(a)	20,600	23,769,722

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Texas Series A 5.25%, 8/15/22	$6,825	$8,208,700

		135,676,929

Virginia – 0.8%
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 5.00%, 9/15/27	3,000	3,598,350

Washington – 8.1%
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/23	5,250	6,434,820
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.125%, 6/01/28	5,200	5,840,328
Series 2009 5.00%, 6/01/27	3,885	4,354,930
Washington Fed Hwy Grant Series 2012F 5.00%, 9/01/24	15,000	18,382,050

		35,012,128

Wisconsin – 1.5%
Wisconsin GO Series 03 5.00%, 11/01/26	2,345	2,378,745
Wisconsin Hsg & Econ Dev Auth SFMR (Wisconsin Hsg & Econ Dev Auth) NPFGC-RE Series A 5.60%, 5/01/33	3,975	3,978,617

		6,357,362

Total Long-Term Municipal Bonds (cost $687,817,767)		725,668,771

	Shares
SHORT-TERM INVESTMENTS – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $777,706)	777,706	777,706

Total Investments – 167.3% (cost $688,595,473)		726,446,477
Other assets less liabilities – (11.5)%		(50,012,135)
Preferred Shares at liquidation value – (55.8)%		(242,225,000)

Net Assets Applicable to Common Shareholders – 100.0%(f)		$434,209,342

20	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	When-Issued or delayed delivery security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2013, the Fund held 30.3% of net assets in insured bonds (of this amount 10.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue Bond

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $687,817,767)	$725,668,771
Affiliated issuers (cost $777,706)	777,706
Interest and dividends receivable	9,888,883
Receivable for investment securities sold	640,000

Total assets	736,975,360

Liabilities
Payable for floating rate notes issued*	42,770,000
Payable for investment securities purchased	17,211,100
Advisory fee payable	304,270
Dividends payable—preferred shares	11,124
Dividends payable	14
Accrued expenses	244,510

Total liabilities	60,541,018

Preferred Shares, at Liquidation Value
Preferred shares, $.001 par value per share; 11,400 shares authorized, 9,689 shares issued and outstanding at $25,000 per share liquidation preference	$242,225,000

Net Assets Applicable to Common Shareholders	$434,209,342

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,988,600 shares authorized, 28,742,380 shares issued and outstanding	$28,742
Additional paid-in capital	408,185,202
Undistributed net investment income	1,084,975
Accumulated net realized loss on investment transactions	(12,940,581)
Net unrealized appreciation on investments	37,851,004

Net Assets Applicable to Common Shareholders	$434,209,342

Net Asset Value Applicable to Common Shareholders (based on 28,742,380 common shares outstanding)	$15.11

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

22	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Interest	$13,979,368
Dividends—Affiliated issuers	411	$13,979,779

Expenses
Advisory fee (see Note B)	1,848,311
Preferred Shares-auction agent’s fees	73,086
Custodian	77,592
Directors’ fees and expenses	28,575
Audit	26,603
Legal	23,433
Printing	19,195
Registration fees	12,445
Transfer agency	4,817
Miscellaneous	36,536

Total expenses before interest expense and fees	2,150,593
Interest expense and fees	184,553

Total expenses		2,335,146

Net investment income		11,644,633

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		1,085,315
Net change in unrealized appreciation/depreciation of investments		(3,130,352)

Net loss on investment transactions		(2,045,037)

Dividends to Preferred Shareholders from
Net investment income		(260,421)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$9,339,175

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$11,644,633	$27,373,876
Net realized gain (loss) on investment transactions	1,085,315	(3,883,206)
Net change in unrealized appreciation/depreciation of investments	(3,130,352)	31,901,634
Dividends to Preferred Shareholders from
Net investment income	(260,421)	(600,098)

Net increase in net assets applicable to common shareholders resulting from operations	9,339,175	54,792,206
Dividends to Common Shareholders from
Net investment income	(13,097,375)	(26,700,451)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of common stock	218,477	462,752

Total increase (decrease)	(3,539,723)	28,554,507
Net Assets Applicable to Common Shareholders
Beginning of period	437,749,065	409,194,558

End of period (including undistributed net investment income of $1,084,975 and $2,798,138, respectively)	$434,209,342	$437,749,065

See notes to financial statements.

24	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted

26	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$694,034,542		$31,634,229		$725,668,771
Short-Term Investments		777,706		– 0	–	– 0	–	777,706

Total Investments in Securities		777,706		694,034,542		31,634,229		726,446,477
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$777,706		$694,034,542		$31,634,229		$726,446,477

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/12	$33,105,765		$33,105,765
Accrued discounts/(premiums)	(18,093)		(18,093)
Realized gain (loss)	(373,102)		(373,102)
Change in unrealized appreciation/depreciation	(805,414)		(805,414)
Purchases	510,524		510,524
Sales	(2,150,911)		(2,150,911)
Transfers in to Level 3	1,365,460		1,365,460
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/13+	$31,634,229		$31,634,229

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/13*	$(811,000)		$(811,000)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at April 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$31,634,229	Third Party Vendor	Evaluated Quotes	$25.00–$106.40/
				$ 97.17

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

28	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2013, there was no reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ – 0 –	$ 10,982	$ 10,204	$ 778	$ – 0 –*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$58,489,187		$74,865,889
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$41,458,994
Gross unrealized depreciation	(3,607,990)

Net unrealized appreciation	$37,851,004

30	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2013.

NOTE D

Common Stock

There are 28,742,380 shares of common stock outstanding at April 30, 2013. During the six months ended April 30, 2013, the Fund issued 14,235 shares in connection with the Fund’s dividend reinvestment plan. During the year ended October 31, 2012, the Fund issued 30,941 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Shares

The Fund has 11,400 shares authorized and 9,689 shares issued and outstanding of auction preferred stock (the “Preferred Shares”), consisting of 2,677 shares each of Series M, Series W and Series TH, and also 1,658 shares of Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change every 7 days as set by the auction agent for Series M, T, W and TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on series M is 0.36% effective through May 6, 2013, series T is 0.36% effective through May 7, 2013, series W is 0.36% effective through May 8, 2013 and series TH is 0.36% effective through May 2, 2013.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The preferred shareholders, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	31

Notes to Financial Statements

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$33,442	$46,671
Tax-exempt income	26,667,009	26,640,730

Total distributions paid	$26,700,451	$26,687,401

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,813,916
Accumulated capital and other losses	(13,649,093	)(a)
Unrealized appreciation/(depreciation)	40,604,553	(b)

Total accumulated earnings/(deficit)	$29,769,376	(c)

(a)	On October 31, 2012, the Fund had a net capital loss carryforward of $13,649,093. During the fiscal year, the Fund had $10,206 of capital loss carryforwards expire.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2012, the Fund had a net capital loss carryforward of $13,649,093 which will expire as follows:

Short-Term Amount		Long-Term Amount	Expiration
$ 979,235		n/a	2017
5,292,453		n/a	2018
4,345,107		n/a	2019
– 0	–	$ 3,032,298	No expiration

32	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	33

Notes to Financial Statements

amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to common stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

34	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2013,

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	35

Notes to Financial Statements

the amount of the Fund’s Floating Rate Notes outstanding was $42,770,000 and the related interest rate was 0.24% to 0.34%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2013, the Fund did not engage in such transactions.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

The Fund’s Joint Annual Meeting of the Preferred Stockholders (the “Meeting”) was held on March 27, 2013 and adjourned until June 11, 2013 due to a lack of a quorum of the stockholders for the election of the directors to be elected separately by the holders of preferred stock (“Preferred Directors”). The Meeting was reconvened on June 11, 2013. A quorum of the preferred stockholders was not present at the reconvened Meeting and the nominees for Preferred Directors, John H. Dobkin and Michael J. Downey, who are the incumbent Preferred Directors, could not be elected for a new term at the reconvened Meeting. Under Maryland law and the Fund’s Bylaws, in the event of a failure to elect directors at an annual meeting of stockholders due to a lack of a quorum, the incumbent directors continue to serve until their successors are duly elected and qualify at the next meeting of stockholders. Accordingly, John H. Dobkin and Michael J. Downey will holdover and continue to serve as Preferred Directors until their successors are duly elected and qualify.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010	2009		2008

Net asset value, beginning of period	$ 15.24		$ 14.26	$ 14.44	$ 13.68	$ 11.76		$ 15.05

Income From Investment Operations
Net investment income(a)	.41		.95	1.04	1.07	1.08	(b)	1.08	(b)
Net realized and unrealized gain (loss) on investment transactions	(.07)		.98	(.26)	.65	1.79		(3.22)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.01)		(.02)	(.03)	(.03)	(.08)		(.36)

Net increase (decrease) in net asset value from operations	.33		1.91	.75	1.69	2.79		(2.50)

Less: Dividends to Common Shareholders from
Net investment income	(.46)		(.93)	(.93)	(.93)	(.87)		(.79)

Net asset value, end of period	$ 15.11		$ 15.24	$ 14.26	$ 14.44	$ 13.68		$ 11.76

Market value, end of period	$ 15.52		$ 16.16	$ 13.92	$ 14.38	$ 13.60		$ 10.95

Premium/(Discount), end of period	2.71%		6.04%	(2.38)%	(.42)%	(.58)%		(6.89)%
Total Return
Total investment return based on:(c)
Market value	(1.05)%		23.57%	3.82%	12.99%	33.78%		(17.38)%
Net asset value	2.16%		13.76%	5.91%	12.80%	25.30%		(16.99)%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$434,209		$437,749	$409,195	$414,474	$392,158		$336,979
Preferred Shares, at liquidation value ($25,000 per share) (000’s omitted)	$242,225		$242,225	$242,225	$242,225	$242,225		$242,225
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(d)(e)	1.08	%(f)	1.10%	1.13%	1.13%	1.29%		1.25%
Expenses, before waivers(d)(e)	1.08	%(f)	1.10%	1.13%	1.13%	1.31%		1.36%
Net investment income, before Preferred Shares dividends(d)	5.39	%(f)	6.42%	7.63%	7.65%	8.74	%(b)	7.65	%(b)
Preferred Shares dividends	.12%		.14%	.20%	.24%	.62%		2.56%
Net investment income, net of Preferred Shares dividends	5.27%		6.28%	7.43%	7.41%	8.12	%(b)	5.09	%(b)
Portfolio turnover rate	9%		28%	10%	7%	7%		16%
Asset coverage ratio	279%		281%	269%	271%	262%		239%

See	footnote summary on page 38.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010	2009	2008
Net of waivers	1.00	%(f)	1.00%	1.04%	1.03%	1.15%	1.12%
Before waivers	1.00	%(f)	1.00%	1.04%	1.03%	1.17%	1.23%

(f)	Annualized.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	39

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein National Municipal Income Fund, Inc. (“the Fund”) was held on March 27, 2013 and adjourned until June 11, 2013. A description of the proposal and number of shares voted at the Meeting are as follows:

	Voted For	Authority Withheld
To elect three Directors for a term of three years and until his or her successor is duly elected and qualifies.

Class One (term expires 2016)
Common and Preferred Shares:
Nancy P. Jacklin	24,771,413	963,249

Preferred Shares:
John H. Dobkin	1,289	69
Michael J. Downey	1,289	69

40	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III,(2) Senior Vice President Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent, Transfer

Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on May 3, 2013, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	41

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience

42	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that to date the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	43

each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2012 and (in the case of comparisons with the Index) the period since inception (January 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group for the 1- and 5-year periods, and in the 4th quintile of the Performance Group for the 3- and 10-year periods. The Fund outperformed the Index in all periods. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the directors retained confidence in the Adviser’s ability to manage the Fund.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Adviser advises several open-end funds that invest in municipal securities similar to those the Fund invests in at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in fixed income municipal securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an

44	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual advisory fee rate of 55 basis points was lower than the Expense Group median and the same as the Expense Universe median. The directors noted that Lipper calculates the fee rate based on the Fund’s net assets attributable to common stockholders, whereas the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock). The advisory fee rate and expense ratio information in this section is based on common and leveraged assets. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized by the Adviser.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	45

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

46	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	47

AllianceBernstein Family of Funds

NOTES

48	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	49

NOTES

50	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ABNMIF-0152-0413

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 21, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 21, 2013